Exhibit 10.17

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT" OR "1933 ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

CONVERTIBLE PROMISSORY NOTE

$1,000,000 U.S.	January 12, 2017

FOR VALUE RECEIVED, Grom Holdings, Inc., a Delaware corporation (the "Company"), promises to pay to the order of TeleMate.Net Software, LLC., a Georgia Limited Liability Company ("Holder"), or its successors and assigns, in lawful money of the United States of America, the principal amount of this Promissory Note, of $1,000,000 (one million dollars) with interest thereon at the rate of 0.68% per annum compounded annually, said principal and all accrued interest thereon being payable on January 1st of each year beginning with January 1, 2018 and principal plus unpaid accrued interest being due and payable on or before January 2, 2020, unless converted into shares of the Company's Common Stock as described herein below. Notwithstanding the above, the interest rate charged shall in no event exceed the maximum rate permitted by law.

The following is a statement of the rights of Holder and the conditions to which this Promissory Note is subject, and to which Holder, by the acceptance of this Promissory Note, agrees:

1.       Payment. Unless converted as described herein, all payments of interest and principal shall be made to the Holder by bank wire transfer, in immediately available funds, to the account so specified by the Holder in lawful money of the United States of America (or to such other account as the Holder hereof shall notify the Company in writing) at the time each payment is due. Under no circumstances shall the Company have the right to prepay the principal before the maturity date.

2.       Events of Default. The occurrence of any of the following shall constitute an "Event of Default" under this Promissory Note:

(a)       Failure to Pay. If Company shall fail to pay, when due, any interest or principal due such payment shall not have been made within ten business (10) days of Company's receipt of Holder's written notice to the Company of such failure to pay. In such event the entire principal and interest due shall accrue interest at the compounded rate equal to the lesser of (i) twelve percent (12%) per annum or (ii) the maximum rate allowably by law, and the failure to make any payment of principal or interest when due shall cause all amounts owing under the Promissory Note to become due at once.

(c)       Breach of Representations and Warranties. Any representation or warranty made or deemed made by the Company to the Holder herein is incorrect in any material respect on the date as of which such representation or warranty was made or deemed made.

(d)      Breach of Covenants. The Company fails to observe or perform any material covenant, obligation, condition or agreement contained in this Promissory Note and such failure continues for 5 days after written notice to the Company.

(e)      Voluntary Bankruptcy or Insolvency Proceedings. If the Company shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of its or any of its creditors, (iii) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (iv) take any action for the purpose of effecting any of the foregoing.

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(f)      Involuntary Bankruptcy or Insolvency Proceedings. If proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or the debts thereof under any bankruptcy, insolvency or other similar law or hereafter in effect shall be commenced, and an order for relief entered in such proceeding shall not be dismissed or discharged within thirty (30) days of the entry of such an order.

3.       Notice and Presentment. The Company hereby waives demand, notice, presentment, protest and notice of dishonor.

4.       Holder's Right to Convert.

(a)      In the sole discretion of the Holder, upon five (5) days' notice to the Company, Holder may convert any part of the Principal Sum due hereunder, plus accrued interest into shares of the Company's Common Stock (the "Conversion Shares") at any time from the date hereof, at a conversion price equal to $3.25 per share. In the event of (i) any reclassification (including, without limitation, a reclassification effected by means of an exchange or tender offer by the Company), (ii) any consolidation, merger or combination of the Company with another corporation as a result of which holders of Common Stock shall be entitled to receive securities or other property (including cash) with respect to or in exchange for Common Stock or (iii) any sale or conveyance of the property of the Company as, or substantially as, an entirety to any other corporation as a result of which holders of Common Stock shall be entitled to receive securities or other property (including cash) with respect to or in exchange for Common Stock, then the Company or the successor or purchasing corporation, as the case may be, shall enter into an Amended and Restated Promissory Note providing that this Promissory Note shall be convertible into the kind and amount of securities or other property (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance which the Holder of this Promissory Note would have received if this Promissory Note had been converted immediately prior to such reclassification, change, consolidation, merger, combination, sale or conveyance. Such Amended and Restated Promissory Note shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for herein.

(c)      Upon providing to the Company or its designated attorney of a facsimile or original of the Holder's signed Notice of Conversion, the Company shall forward written instructions to its transfer agent to issue one or more certificates representing that number of shares of Common Stock into which this Promissory Note is convertible in accordance with the provisions regarding conversion set forth in this Promissory Note, with proper restrictive legend, in the name of Holder (or his nominee) and in such denominations to be specified at conversion representing the number of shares of Common Stock issuable upon such conversion, as applicable. The date on which the Notice of Conversion is effective ("Conversion Date") shall be deemed to be the date on which the Holder has delivered to the Company at its address for notice a facsimile or original of the signed Notice of Conversion. This original Promissory Note to be converted shall be delivered to the Company by the Holder within ten (10) days thereafter, marked either "Paid in Full" or the Company shall issue a new Promissory Note to include the terms referenced herein, along with the new principal balance of this Note.

(d)      It shall be the Company's responsibility to take all necessary actions and to bear all such costs to issue the certificates for the Common Stock issuable upon conversion of the Promissory Note as provided herein, including the responsibility and cost for delivery of an opinion letter to the transfer agent, if so required. The person in whose name the certificate of Common Stock is to be registered shall be treated as a shareholder of record on and after the Conversion Date. Upon surrender of any Promissory Notes that are to be converted in part, the Company or its assigns shall issue to the Holder a new convertible Promissory Note equal to any remaining Principal Sum due plus the accrued interest on the Promissory Note through the Date of Conversion.

(e)          For purposes of this Promissory Note, "Common Stock" shall mean the class of common stock of the Company currently outstanding In the event of any stock split, reverse stock split, stock dividend (including any dividend or distribution of securities convertible into capital stock with respect to such common stock), reorganization, reclassification, combination, recapitalization or other like change with respect to the Company shares (an "Adjustment Event"), the shares and number of shares of any class or series affected thereby, and all calculations provided for that are based upon numbers of shares of any class or series (or prices therefor) affected thereby, shall be equitably adjusted to the extent necessary to provide Holder the same economic effect as contemplated by this Promissory Note prior to such stock split, reverse stock split, stock dividend, reorganization, reclassification, combination, recapitalization or other like change. The Company shall promptly notify Holder of any Adjustment Event.

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5.       Company's Right to Convert.

(a)       If not previously converted by Holder, the Company, in its sole discretion, may also cause this Promissory Note to be converted at a conversion rate of $2.00 per share. The Company's right to cause this Note to convert into shares of its common stock shall only commence on or after November 2, 2019 through the due date of this Promissory Note. In the event of (i) any reclassification (including, without limitation, a reclassification effected by means of an exchange or tender offer by the Company), (ii) any consolidation, merger or combination of the Company with another corporation as a result of which holders of Common Stock shall be entitled to receive securities or other property (including cash) with respect to or in exchange for Common Stock or (iii) any sale or conveyance of the property of the Company as, or substantially as, an entirety to any other corporation as a result of which holders of Common Stock shall be entitled to receive securities or other property (including cash) with respect to or in exchange for Common Stock, then the Company or the successor or purchasing corporation, as the case may be, shall enter into an Amended and Restated Promissory Note providing that this Promissory Note shall be convertible into the kind and amount of securities or other property (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance which the Holder of this Promissory Note would have received if this Promissory Note had been converted immediately prior to such reclassification, change, consolidation, merger, combination, sale or conveyance. Such Amended and Restated Promissory Note shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for herein.

(b)       Upon providing to the Holder of a facsimile or original of the Company's signed Notice of Conversion, the Company shall forward written instructions to its transfer agent to issue one or more certificates representing that number of shares of Common Stock into which the Principal Sum is convertible in accordance with the provisions regarding conversion set forth in this Promissory Note, with proper restrictive legend, if an available exemption from registration is not then available, in the name of Holder (or his nominee) and in such denominations to be specified at conversion representing the number of shares of Common Stock issuable upon such conversion, as applicable. The date on which the Notice of Conversion is effective ("Conversion Date") shall be deemed to be the date on which the Company has delivered to the Holder at its address for notice a facsimile or original of the signed Notice of Conversion. Upon receipt of the certificate representing the number of shares of Common Stock by the Holder, this original Promissory Note to be converted shall be delivered to the Company by the Holder within ten (10) days thereafter, marked either "Paid in Full" or the Company shall issue a new Promissory Note to include the terms referenced herein, along with the new principal balance of this Note.

(c)       It shall be the Company's responsibility to take all necessary actions and to bear all such costs to issue the certificates for the Common Stock issuable upon conversion of the Promissory Note as provided herein, including the responsibility and cost for delivery of an opinion letter to the transfer agent, if so required. The person in whose name the certificate of Common Stock is to be registered shall be treated as a shareholder of record on and after the Conversion Date. Upon surrender of any Promissory Notes that are to be converted in part, the Company or its assigns shall issue to the Holder a new convertible Promissory Note equal to any remaining Principal Sum due plus the accrued interest on the Promissory Note through the Date of Conversion.

6.       Rights of Holder Upon Default. Upon the occurrence or existence of any Event of Default and at any time thereafter during the continuance of such Event of Default, Holder may declare all outstanding obligations payable by Company hereunder to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived. In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, Holder may exercise any other right, power or remedy granted to it or otherwise permitted to it by law, either by suit in equity or by action at law, or both.

7.      Voting Rights of Holder. The Holder will have the same voting rights for the Conversion Shares as if the conversion has occurred.

8.       Successors and Assigns. The rights and obligations of the Company and the Holder of this Promissory Note shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

9.       Waiver and Amendment. Any provision of this Promissory Note may be amended, waived or modified upon the written consent of the Company and the Holder.

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10.    Representations and Warranties. The Company or Holder, as applicable, represents and warrants as follows:

a)       Holder is acquiring this Convertible Note and, upon conversion, the Holder will acquire the Conversion Shares then issuable, for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act; provided, however, that by making the representations herein, such Holder reserves the right to dispose of Conversion Shares at any time in accordance with or pursuant to an effective registration statement covering such Conversion Shares or an available exemption under the 1933 Act.

(b)     Accredited Status. Holder is an "accredited investor" as that term is defined in Rule 501(a)(3) of Regulation D.

(c)       Reliance on Exemptions. Holder understands that the Convertible Note is being offered and sold to it in reliance on specific exemptions from the registration requirements of United States Federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Holder's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Holder set forth herein in order to determine the availability of such exemptions and the eligibility of such Holder to acquire such securities.

(d)     Information. Holder and its advisors (and his or, its counsel), if any, have been furnished with all materials relating to the business, finances and operations of the Company and information he deemed material to making an informed investment decision regarding his purchase of the Convertible Note and the Shares, which have been requested by such Holder. Such Holder and its advisors, if any, have been afforded the opportunity to ask questions of the Company and its management. Neither such inquiries nor any other due diligence investigations conducted by such Holder or its advisors, if any, or its representatives shall modify, amend or affect such Holder's right to rely on the Company's representations and warranties contained in Section 3 below. Such Holder understands that its investment in the Convertible Note and the Conversion Shares involves a high degree of risk. Holder is in a position regarding the Company, which, based upon employment, family relationship or economic bargaining power, enabled and enables Holder to obtain information from the Company in order to evaluate the merits and risks of this investment. Such Holder has sought such accounting, legal and tax advice, as it has considered necessary to make an informed investment decision with respect to its acquisition of the Convertible Note and the Conversion Shares.

(f)      Existence; Compliance with Laws. The Company is (i) a corporation duly formed, validly existing and in good standing under the laws of the state of its jurisdiction of organization and has the requisite power and authority, and the legal right, to own, lease and operate its properties and assets and to conduct its business as it is now being conducted and (ii) in compliance with all laws and governmental orders.

(g)      Power and Authority. The Company has the power and authority, and the legal right, to execute and deliver this Promissory Note and to perform its obligations hereunder.

(g)      Authorization; Execution and Delivery. The execution and delivery of this Promissory Note by the Company and the performance of its obligations hereunder have been duly authorized by all necessary limited liability action in accordance with all applicable laws. The Company has duly executed and delivered this Note.

(h)      No Approvals. No consent or authorization of, filing with, notice to or other act by, or in respect of, any governmental authority or any other person is required in order for the Company to execute, deliver, or perform any of its obligations under this Promissory Note.

(i)       No Governmental Review. Holder understands that no United States Federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Convertible Note or the Conversion Shares, or the fairness or suitability of the investment in the Convertible Note or the Conversion Shares, nor have such authorities passed upon or endorsed the merits of the offering of the Convertible Note or the Conversion Shares.

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(f)      Transfer or. Resale. Holder understands that: (i) the Convertible Note has not been and is not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered there under, or (B) such Holder shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration requirements; (ii) any sale of such securities made in reliance on Rule 144 under the 1933 Act (or a successor rule thereto) ("Rule 144") may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC there under; and (iii) neither the Company nor any other person is under any obligation to register such securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption there under.

(g)        Legends. Holder understands that the certificates or other instruments representing the Convertible Note and or the Conversion Shares shall bear a restrictive legend in substantially the following form (and a stop transfer order may be placed against transfer of such stock certificates):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TOWARD RESALE AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Conversion Shares upon which it is stamped, if, unless otherwise required by state securities laws, (i) in connection with a sale transaction, provided the Conversion Shares are registered under the 1933 Act or (ii) in connection with a sale transaction, such holder provides the Company with an opinion of counsel, in form acceptable to the Company and its counsel, to the effect that a public sale, assignment or transfer of the Conversion Shares may be made without registration under the 1933 Act.

(h)         Authorization, Enforcement. This Promissory Note has been duly and validly authorized, executed and delivered on behalf of such Holder and is a valid and binding agreement of such Holder enforceable in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

(i)          Receipt of Documents. Holder and his or its counsel has received and read in their entirety: (i) this Promissory Note and each representation, warranty and covenant set forth herein; (ii) all due diligence and other information necessary to verify the accuracy and completeness of such representations, warranties and covenants; (iii) and answers to all questions the Holder submitted to the Company regarding an investment in the Company; and the Holder has relied on the information contained therein and has not been furnished any other documents, literature, memorandum or prospectus.

(j)       Due Formation of Corporate and Other Holders. If the Holder(s) is a corporation, trust, partnership, limited liability company or other entity that is not an individual person, it has been formed and validly exists and has not been organized for the specific purpose of purchasing the Convertible Note and is not prohibited from doing so.

(k)       Due Authorization of Fiduciary Holders. If the Holder(s) is purchasing this in a fiduciary capacity for another person or entity, including without limitation a corporation, partnership, trust or any other entity, the Holder(s) has been duly authorized and empowered to execute this Agreement and such other person fulfills all the requirements for purchase of the Convertible Note and agrees to be bound by the obligations, representations, warranties, and covenants contained herein. Upon request of the Company, the Holder(s) will provide true, complete and current copies of all relevant documents creating the Holder(s), authorizing its investment in the Company and/or evidencing the satisfaction of the foregoing.

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(1)        No Legal Advice from the Company. The Holder(s) acknowledge that it had the opportunity to review this Agreement and the transactions contemplated by this Agreement with his or its own legal counsel and investment and tax advisors. The Holder is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

11.       Affirmative Covenants. Until all amounts outstanding in this Promissory Note have been paid in full, the Company shall:

(a)         Maintenance of Existence. (a) Preserve, renew and maintain in full force and effect its corporate or organizational existence and (b) take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business.

(b)         Compliance. Comply with (a) all of the terms and provisions of its organizational documents; (b) its obligations under its material contracts and agreements; and (c) all laws and governmental orders applicable to it and its business.

(c)         Payment Obligations. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its material obligations of whatever nature.

(d)        Notice of Events of Default. As soon as possible and in any event within two (2) Business Days after it becomes aware that a Default or an Event of Default has occurred, notify the Holder in writing of the nature and extent of such Default or Event of Default and the action, if any, it has taken or proposes to take with respect to such Default or Event of Default.

(e)         Further Assurances. Upon the request of the Holder, execute and deliver such further instruments and do or cause to be done such further acts as may be necessary or advisable to carry out the intent and purposes of this Note.

12.       Governing Law. The descriptive headings of the several sections and paragraphs of this Promissory Note are inserted for convenience only and do not constitute a part of this Promissory Note. This Promissory Note and all actions arising out of or in connection with this Promissory Note shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law provisions of the State of Delaware, or of any other state.

13.       Expenses. The Company shall reimburse the Holder on demand for all reasonable out-of-pocket costs, expenses and fees (including reasonable expenses and fees of its external counsel) incurred by the Holder in connection with the transactions contemplated hereby including the negotiation, documentation and execution of this Promissory Note and the enforcement of the Holder's rights hereunder.

14.       No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising on the part of the Holder, of any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

15.       Attorneys' Fees. In the event of any suit, action, or proceeding brought by Holder for collection of any payment in default hereunder, the prevailing party shall be entitled to recover its reasonable attorneys' fees, court costs, and litigation expenses in such action or proceeding. "Prevailing party," within the meaning of this Section, includes any party who agrees to dismiss an action upon payment by the other party of sums alleged to be owed.

16.       Severability. If any term or provision of this Promissory Note is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Promissory Note invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Promissory Note so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

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17.       Registration of Transfers and Exchanges.

a)          Different Denominations. This Promissory Note is exchangeable for an equal aggregate principal amount of promissory notes of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be payable for such registration of transfer or exchange.

b)          Investment Representations. This Promissory Note may be transferred or exchanged only in compliance with applicable federal and state securities laws and regulations.

c)          Reliance on Note Register. Prior to due presentment for transfer to the Company of this Promissory Note, the Company and any agent of the Company may treat the Person in whose name this Promissory Note is duly registered on the Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Promissory Note is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

18.       Notice. Any notice required by the provisions of this Promissory Note will be in writing and will be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent electronically by email, telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day; (c) Five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) One (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.

If to Holder:

Telemate.Net Software LLC
Attn: Steven Tabaska, CEO
5555 Triangle Pkwy, Suite 150

Norcross, GA 30092

and

Telemate.Net Software LLC

Attn: John O'Reilly, President & COO
5555 Triangle Pkwy, Suite 150

Norcross, GA 30092

If to Company:

Attn: Melvin Leiner, Executive Vice President

2060 NW Boca Raton, Boulevard,

Suite #6, Boca Raton, Fl. 33431

Or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties.

IN WITNESS WHEREOF, the Company has caused this Promissory Note to be issued as of the date first written above.

GROM HOLDINGS, INC.

By:	/s/ Melvin Leiner Melvin Leiner, Executive Vice President

Accepted and agreed to by:

TELEMATE.NET SOFTWARE,LLC

By: /s/ Steven Tabaska      1/12/17

       Steven Tabaska, Manager of LLC and CEO

NetSpective WebFilter LLC

By: /s/ Steven Tabaska      1/12/17

Steven Tabaska, Manager of LLC and CEO

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Exhibit 1

NOTICE OF CONVERSION

(To be executed by the Holder or Company in order to convert all or part of the Convertible Promissory Note into Shares of Common Stock in accordance with the terms of this Promissory Note.)

To: GROM HOLDINGS, INC.

The undersigned hereby converts $_________________ of the principal and $_____ of the interest due under the Convertible Promissory Note dated as of_____________ , 201_ (the "Note") issued by Grom Holdings, Inc. (the "Borrower") by delivery of shares of Borrower's Common Stock, par value $0.001 per share on and subject to the conditions set forth in the Note.

1.	Date of Conversion

2.	Conversion Price

3.	Total Shares To Be Delivered:

4.	Total number of certificates

a.	Shares Certificate 1

b.	Shares Certificate 2

c.	Shares Certificate 3

By:_______________________ Name: Title:

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